Equity	12 Months Ended
Dec. 31, 2017
Equity [Abstract]
Equity
. Equity
On December 4, 2014, L3’s Board of Directors approved a share repurchase program that authorized L3 to repurchase up to $1.5 billion of its common stock which expired on June 30, 2017. On May 8, 2017, L3’s Board of Directors approved a new share repurchase program that authorizes L3 to repurchase up to an additional $1.5 billion of its common stock. The new program became effective on July 1, 2017 and has no set expiration date. Repurchases of L3’s common stock are made from time to time at management’s discretion in accordance with applicable U.S. Federal securities laws. The timing and actual number of shares to be repurchased in the future will depend on a variety of factors, including, but not limited to, the Company’s financial position, earnings, legal requirements, other investment opportunities (including acquisitions) and market conditions. L3 repurchased 1.0 million shares of its common stock at an average price of $183.67 per share for an aggregate amount of $180 million from January 1, 2017 through December 31, 2017. All share repurchases of L3’s common stock have been recorded as treasury shares. From January 1, 2018 through February 16, 2018, L3 repurchased 433,039 shares of its common stock at an average price of $203.33 per share for an aggregate amount of approximately $88 million.
On February 12, 2018, L3’s Board of Directors declared a quarterly cash dividend of $0.80 per share, payable on March 15, 2018 to shareholders of record at the close of business on March 1, 2018. During the year ended December 31, 2017, the Company paid $236 million of cash dividends.